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                                                               Exhibit 10.34
                             PROMISSORY NOTE

$13,911,379.91                                                  May 31, 1996

     FOR VALUE RECEIVED, RXI Plastics, Inc., a Delaware corporation (the "Company"), promises to pay to RXI Holdings, Inc., a Delaware corporation ("RXI") or order (each a "Holder") the principal sum of Thirteen Million Nine Hundred Eleven Thousand Three Hundred Seventy-Nine and 91/100 Dollars on January 31, 2002.

     1. INTEREST. The Company promises to pay interest on the principal amount of this Note at 14% per annum from the date of issuance until maturity. The Company will pay interest semi-annually on January 31 and July 31 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that the first Interest Payment Date shall be July 31, 1995. The Company shall pay interest (including post-petition interest in any proceeding under Bankruptcy Law) on overdue principal, from time to time on demand at a rate that is 1% per annum in excess of the interest rate then in effect on this Note; it shall pay interest (including post-petition interest in any proceeding under Bankruptcy Law) on overdue installments of interest from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2. METHOD OF PAYMENT. This Note will be payable as to principal and interest at the office or agency of the Holder maintained for such purpose within the City and State of New York. Such payment will be in United States dollars.

     3. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning ascribed to them in the Indenture dated as of February 10, 1995, 1995, among RXI, the Subsidiary Guarantors executing the Indenture and United States Trust Company of California, as Trustee, except that "Senior Notes" as used herein shall have the meaning ascribed to "Notes" in the Indenture.

     4. AMENDMENT, SUPPLEMENT AND WAIVER. In the event the Indenture or the Senior Notes are amended or supplemented and such amendments or supplements become effective in accordance with Article Nine of the Indenture, the terms of this Note shall be deemed automatically amended or supplemented, without the consent of Company or any other action by Holder, to the extent necessary to conform the terms contained herein to the terms of the Indenture and Senior Notes as so amended or supplemented.

     5. OPTIONAL PAYMENT. This Note may be prepaid in whole or in part at any time without penalty or premium.

     6. MANDATORY PAYMENT. In the event RXI elects to, or is required to, redeem or repurchase any portion of the Senior Notes as permitted by or required by the Indenture, RXI may, without the consent of the Company, declare a corresponding portion of the principal


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amount of this Note to be due and payable immediately, plus accrued and unpaid interest, if any, to the date of such redemption or repurchase.

     7. ACCELERATION. If (i) a default occurs in any payment to be made by Company under this Note, or (ii) any indebtedness of Company to other lenders or creditors has become due prior to the stated maturity thereof because of a default by Company under the terms governing such indebtedness, or (iii) the Company shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Company seeking to adjudicate Company as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection or relief, or composition of it or its debt under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, then, at any time thereafter during the continuance of any such event of default, at Holder's election and with immediate effect upon written notice to Company, this Note shall become immediately due and payable, plus accrued and unpaid interest, without presentment, demand, protest or notice of any other kind, all of which are expressly waived. Without limiting the foregoing, upon acceleration of the Senior Notes by declaration or otherwise as provided in Article Six of the Indenture this Note shall IPSO FACTO become immediately due and payable without any declaration, notice or other act on the part of the Holder, provided that upon rescission of such acceleration of the Senior Notes in accordance with Article Six of the Indenture the acceleration of this Note and consequences hereunder shall IPSO FACTO be rescinded.

     8. BORROWER WAIVERS. Company, for itself and its successors and assigns, hereby waives, to the extent such waiver is not prohibited by applicable law: (i) all presentments, demands for performance, notice of nonperformance (except to the extent required by the provisions hereof), protests, notices of protest and notices of dishonor; (ii) any requirement of diligence or promptness on the part of Holder in the enforcement of its rights under this Note; and (iii) any and all notices of every kind and description which may be required to be given by any statute or rule of law.

     9. NOTICES. All notices, requests, consents and demands relating to this Note shall be given in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight courier at the respective addresses as have been or may be furnished from time to time by the parties hereto.

     10. GOVERNING LAW. This Note is to be construed in accordance with and governed by the laws of the State of New York.

     11. NO WAIVER: REMEDIES. No failure on the part of Holder to exercise and no delay in exercising any right in connection with this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law.

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     12.  COLLECTION COSTS: ATTORNEYS' FEES.  Company shall reimburse Holder on demand for all costs incurred by Holder for collection costs for payments hereunder that have become delinquent, whether or not suit is filed thereon. In any action or proceeding brought to enforce any rights or obligations under this Note, the prevailing party shall be entitled to receive reimbursement for its reasonable attorneys' fees and expenses and court costs.

     13. SUCCESSORS AND ASSIGNS. This Note shall be binding upon and inure to the benefit of the parties hereto and the respective successors and assigns.

     14. SEVERABILITY. Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Company.

                                       RXI PLASTICS, INC.


                                       By: /s/Leon Farahnik
                                          ------------------------------------
                                          LEON FARAHNIK, Chairman


                                       By: /s/Marvin Liebman
                                          ------------------------------------
                                          MARVIN LIEBMAN, Chief Financial
                                                          Officer


Pay to the Order of:

U.S. TRUST COMPANY OF CALIFORNIA, N.A.
as Collateral Agent

RXI HOLDINGS, INC.

By: /s/Leon Farahnik
   -------------------------------
   Leon Farahnik, President


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